UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

September 6, 2012
Date of Report (Date of earliest event reported)

DUMA ENERGY CORP.
(Exact name of registrant as specified in its charter)

Nevada (State or other jurisdiction of incorporation)	000-53313 (Commission File Number)	30-0420930 (IRS Employer Identification No.)

800 Gessner, Suite 200, Houston, Texas (Address of principal executive offices)	77024 (Zip Code)

(281) 408-4880
Registrant's telephone number, including area code

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1.01 - REGISTRANT'S BUSINESS AND OPERATIONS

Item 1.01     Entry into a Material Definitive Agreement

In connection with the closing of the Share Exchange Agreement as discussed below under "Item 2.01 Completion of Acquisition or Disposition of Assets", Hydrocarb Namibia Energy Corporation and Namibia Exploration, Inc. entered into a Joint Operating Agreement on September 6, 2012, but having an effective date of August 29, 2012, covering the Northern Namibia Blocks 1714B, 1814B, 1715 and 1815 pertaining to the August 3, 2011 Petroleum Agreement between the Republic of Namibia and Hydrocarb Namibia Energy Corporation, which defines the respective rights and obligations concerning operations and activities under the Petroleum Agreement. A copy of the Joint Operating Agreement is attached hereto as Exhibit 10.2 and is incorporated by reference herein.

SECTION 2 - FINANCIAL INFORMATION

Item 2.01     Completion of Acquisition or Disposition of Assets.

As previously announced on August 7, 2012, Duma Energy Corp. (the "Company" or "Duma") entered into a Share Exchange Agreement, dated August 7, 2012 (the "Agreement"), with each of Namibia Exploration, Inc. ("NEI"), a company organized under the laws of the state of Nevada, and the shareholders of NEI (each a "Vendor" and collectively, the "Vendors"), whereby Duma has acquired the right to acquire all of the issued and outstanding common shares in the capital of NEI from the Vendors in exchange for the issuance of up to 24,900,000 restricted common shares of Duma (each a "Share") to the Vendors on a pro-rata basis in accordance with each Vendor's percentage ownership in NEI as more particularly set forth below (the "Acquisition"). As a result of the completion of the Acquisition, NEI would become a wholly-owned subsidiary of Duma. NEI holds the rights to a 39% working interest in an onshore petroleum concession (the "Concession"), located in the Republic of Namibia, measuring approximately 5.3 million acres and covered by Petroleum Exploration License No. 0038 as issued by the Republic of Namibia Ministry of Mines and Energy.

Effective September 6, 2012 the Acquisition was completed and as a result, Duma, through NEI, has acquired and been assigned a 39% working interest (43.33% cost responsibility) in and to the Concession. Duma now holds its indirect working interest in the Concession in partnership with the National Petroleum Corporation of Namibia Ltd. ("NPC Namibia") and Hydrocarb Namibia Energy Corporation ("Hydrocarb Namibia"), a company chartered in the Republic of Namibia and which is a majority owned subsidiary of Hydrocarb Corporation ("Hydrocarb"), a company organized under the laws of the State of Nevada. Hydrocarb Namibia, as operator of the Concession, now holds at 51% working interest (56.67% cost responsibility) in the Concession and NPC Namibia now holds a 10% carried working interest in the Concession. The assignment of the 39% working interest to NEI from Hydrocarb Namibia received the approval of the government of the Republic of Namibia on August 23, 2012. A copy of the assignment agreement between the Republic of Namibia Minister of Mines and Energy, Hydrocarb Namibia and NEI as fully executed on August 23, 2012 is attached hereto as Exhibit 99.1.

Pursuant to the terms of the Agreement, Duma is required to issue the Shares, as consideration for the Acquisition, in accordance with the following milestones which must be reached within 10 years after the closing of the Acquisition (the "Closing"):

(a) 2,490,000 of the Shares have been issued;

(b) a further 2,490,000 of the Shares will be issued and delivered into escrow, if applicable, when and if Duma's 10-day volume-weighted average market capitalization reaches $82,000,000;

(c) a further 7,470,000 of the Shares will be issued and delivered into escrow, if applicable, when and if Duma's 10-day volume-weighted average market capitalization reaches $196,000,000; and

(d) a further and final 12,450,000 of the Shares will be issued and delivered into escrow, if applicable, when and if Duma's 10-day volume-weighted average market capitalization reaches $434,000,000.

Duma will maintain 100% ownership of NEI after Closing even if one or more of the market capitalization milestones have not been attained within 10 years from the Closing. The Shares are no longer required to be delivered into escrow since Duma has already received written evidence confirming: (i) that NEI has a working interest in the Concession; (ii) that the Republic of Namibia Ministry of Mines and Energy has approved the assignment of the 39% working interest (43.33% cost responsibility) to NEI; and (iii) that NEI and Hydrocarb have entered into a standard operating agreement which will continue to be subject to approval by the government of the Republic of Namibia.

The Shares of Duma issued to the Vendors pursuant to the Agreement have not been registered under the Securities Act of 1933, as amended (the "Act"), or under the securities laws of any state in the United States, and were issued in reliance upon an exemption from registration under the Act. The securities may not be offered or sold in the United States absent registration under the Act or an applicable exemption from such registration requirements.

SECTION 3 - SECURITIES AND TRADING MARKETS

Item 3.02     Unregistered Sales of Equity Securities

The information set forth above under "Item 2.01 Completion of Acquisition or Disposition of Assets" is incorporated by reference herein.

SECTION 8 - OTHER EVENTS

Item 8.01     Other Information

On September 6, 2012, the Company issued a press release announcing the closing of the Acquisition as described in Item 2.01 above.

A copy of the press release is attached as Exhibit 99.2 hereto.

SECTION 9 - FINANCIAL STTAEMENTS AND EXHIBITS

Item 9.01     Financial Statements and Exhibits

(a)     Financial Statements of Business Acquired

Not applicable.

(b)     Pro forma Financial Information

Not applicable.

(c)     Shell Company Transaction

Not applicable.

(d)     Exhibits
Exhibit	Description
10.1	Share Exchange Agreement dated August 7, 2012. (1)
10.2	Joint Operating Agreement between Hydrocarb Namibia Energy Corporation and Namibia Exploration, Inc. as fully executed on September 6, 2012. (*)
99.1

Assignment Agreement between the Republic of Namibia Minister of Mines and Energy, Hydrocarb Namibia Energy Corporation (Proprietary) Limited and Namibia Exploration, Inc. as fully executed on August 23, 2012. (*)

99.2	Press Release dated September 6, 2012. (*)

(*)     Filed herewith.

(1)     Previously filed as an Exhibit to the Company's current report on Form 8-K with the SEC on August 7, 2012 and incorporated by reference herein.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DUMA ENERGY CORP.
Date: September 12, 2012	/s/ Jeremy Driver Name: Jeremy Driver Title: President, Chief Executive Officer and a director

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